UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2019 (December 13, 2018)

TARONIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

300 W. Clarendon Avenue, Suite 230

Phoenix, AZ 85013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRNX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 13, 2018, Taronis Technologies, Inc. f/k/a MagneGas Applied Technology Solutions, Inc. (the “Company”) adjourned its 2018 Annual Meeting (“Annual Meeting”) due to an insufficient number of shares being present in person or proxy to establish a quorum.

On December 20, 2019, the Company re-convened its Annual Meeting as set forth in the Company’s Definitive Proxy Statement (“Proxy Statement”) filed with the Securities and Exchange Commission on July 29, 2019. As of the record date for the Annual Meeting, there were approximately 81,664,203 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding and entitled to one vote for each share held (“Common Stock”). The Company needed 40,913,766 shares present in person or by proxy in the aggregate in order to achieve a quorum. At the Meeting there were 48,706,470 (59.64%) shares of Common Stock present in the aggregate, which constituted a quorum.

The preliminary voting results for the proposals are set forth below and are subject to change. If the results change, the Company will file an amendment to this Current Report on Form 8-K to disclose the final results within four business days after they are known.

Proposal 1 — To elect the nominees named in the Proxy Statement to the Board of Directors (the “Board”).

Nominee	For	Withheld	Broker Non-Votes

Ermanno P. Santilli	16,123,105	7,452,613	25,130,752
Scott Mahoney	22,052,707	1,523,011	25,130,752
Kevin Pollack	21,612,490	1,963,228	25,130,752
Robert L. Dingess	21,819,030	1,756,685	25,130,752
William W. Staunton III	21,843,902	1,731,816	25,130,752

Based on the votes set forth above, the above-named individuals were duly elected to serve as directors of the Company for a term expiring until the next annual meeting or until their successors shall have been elected and qualified, or until their earlier death, resignation or removal.

On July 23, 2019, Ermanno Santilli voluntarily resigned from the Board. The retroactive election of the directors of the Company has no bearing on his resignation.

Proposal 2 — To approve an amendment to the Company’s Charter to effect a reverse stock split of the outstanding shares of the common stock, par value $0.001 per share, of the Company, at a ratio in the range from 1-for-2 to 1-for-100, with such ratio to be determined by the sole discretion of the Board.

The stockholders approved the Charter amendment to effect reverse split with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes

31,213,121	17,012,248	480,101	0

Based on the votes set forth above, the reverse split was approved.

Proposal 3 — To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year ended December 31, 2018.

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes

44,606,659	2,420,854	1,678,957	0

Based on the votes set forth above, the appointment of Marcum, LLP was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2019

TARONIS TECHNOLOGIES, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer